                                                                    Exhibit 99.1
                                                                    ------------

                                   AGREEMENT

          Pursuant to Rule 13d-1(k)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, the undersigned agree that the attached
Schedule 13G is being filed on behalf of each of the undersigned.

February 14, 2000               VENROCK ASSOCIATES


                                    By:  /s/ Ted H. McCourtney
                                         ---------------------
                                             Ted H. McCourtney
                                             General Partner

February 14, 2000               VENROCK ASSOCIATES II, L.P.


                                    By:  /s/ Ted H. McCourtney
                                         ---------------------
                                             Ted H. McCourtney
                                             General Partner


February 14, 2000               GENERAL PARTNERS


                                     /s/ Anthony B. Evnin
                                     --------------------
                                         Anthony B. Evnin

                                     /s/ David R. Hathaway
                                     ---------------------
                                         David R. Hathaway

                                     /s/ Patrick F. Latterell
                                     ------------------------
                                         Patrick F. Latterell

                                     /s/ Ted H. McCourtney
                                     --------------------
                                         Ted H. McCourtney

                                     /s/ Ray A. Rothrock
                                     ------------------
                                         Ray A. Rothrock

                                     /s/ Kimberley A. Rummelsburg
                                     ----------------------------
                                         Kimberley A. Rummelsburg

                                     /s/ Anthony Sun
                                     --------------
                                         Anthony Sun



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